Fees Summary	Dec. 19, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,358,000.00
Previously Paid Amount	0.00
Total Fee Amount	361.01
Total Offset Amount	0.00
Net Fee	$ 361.01
Final Prospectus	false